Investor Presentation 10 August 2022 Small Satellites. Big Solutions. Exhibit 99.1

Forward-looking statements This presentation contains, and the officers and representatives of Terran Orbital Corporation (the “Company”) may from time to time make other public written and verbal announcements that contain, “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of present or historical facts, contained in this presentation, regarding our future financial performance as well as statements regarding our business strategy, future operations, future financial position, estimated revenues and losses, projected costs, earnings outlooks, prospects, expectations, plans and objectives of management, including without limitation our 2022 outlook, are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “will,” “should,” “would” and “could” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this presentation, including, but not limited to: expectations regarding our strategies and future financial performance, including our future business plans or objectives, anticipated cost, timing and level of deployment of satellites, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, the ability to finance our operations, research and development activities and capital expenditures, reliance on government contracts and a strategic cooperation agreement with a significant customer, retention and expansion of our customer base, product and service offerings, pricing, marketing plans, operating expenses, market trends, revenues, margins, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives; the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities; anticipated timing, cost and performance of our Earth Observation Solutions’ planned satellite constellation and our ability to successfully finance, deploy and commercialize its business; anticipated timing, cost, financing and development of our satellite manufacturing capabilities, including our proposed new campus of approximately 660,000 square foot “industry 4.0” small satellite manufacturing facility (the “Space Florida Facility”); prospective performance and commercial opportunities and competitors; our ability to finance our operations, research and development activities and capital expenditures; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our expansion plans and opportunities; our ability to comply with domestic and foreign regulatory regimes and the timing of obtaining regulatory approvals; our ability to finance and invest in growth initiatives; our ability to deal appropriately with conflicts of interest in the ordinary course of our business; the outcome of any legal proceedings that may be instituted against us; the ability to maintain the listing of our common stock and the public warrants on the NYSE and the possibility of limited liquidity and trading of such securities; geopolitical risk and changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; that we have identified material weaknesses in our internal control over financial reporting which, if not corrected, could affect the reliability of our consolidated financial statements; the possibility that the COVID-19 pandemic, or another major disease, disrupts our business; supply chain disruptions, including delays, increased costs and supplier quality control challenges; the ability to attract and retain qualified labor and professionals and our reliance on a highly skilled workforce, including technicians, engineers and other professionals; we do not expect to become profitable in the near future and may never achieve our profitability expectations, plus we expect to generate negative cash flow from operations and investments for the foreseeable future; our leverage and our ability to service cash debt payments and comply with debt maintenance covenants, including meeting minimum liquidity and operating profit covenants; limited access to equity and debt capital markets and other funding sources that will be needed to fund operations and make investments, including investments in our NextGen Earth Observation constellation and the Space Florida Facility; delays and costs associated with developing our NextGen Earth Observation constellation, Space Florida Facility and other initiatives whether due to changes in demand, lack of funding, design changes or other conditions or circumstances; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on our resources; and the other risk factors disclosed in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Registration Statement on Form S-1, as amended (File No. 333-264447), which was declared effective by the SEC on June 23, 2022, and our Forms 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022. These forward-looking statements are based on management’s current expectations, plans, forecasts, assumptions and beliefs concerning future developments and their potential effects. There can be no assurance that the future developments affecting us will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual future results may be materially different from the expectations disclosed in the forward-looking statements we make. All forward-looking statements we make are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this presentation are made as of the date of this press release, and we do not assume any obligation to update any forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law.

Today’s Presenters Marc Bell, Co-founder, Chairman, and CEO Gary Hobart, Chief Financial Officer

OUR MISSION We design, build and operate space-based solutions. We Solve Problems from Space.

Company Overview

Leading independent small satellite manufacturer

A New Space Revolution is Occurring
Exponential space industry growth driven by economics, speed, and tech advancements

Terran Orbital is a Pioneer of New Space
We invented the CubeSat and deliver satellite solutions in months / $ millions that once took years / $ billions

We Provide Vertically Integrated Satellite Solutions via Manufacturing, Services and Data Products
Satellites used for defense & intelligence, communications, weather & climate, disaster recovery, navigation

Capabilities Validated by World's Largest Defense Prime
Strategic cooperation agreement with, and investment from, Lockheed Martin Corporation

Strong Growth Profile: 127% sales growth in Q2-2022
Backlog of $224 million, an increase of +200% since beginning of 2022, and ~$16 billion pipeline[1]

Satellite Manufacturing is a Recurring Revenue Business
More than 50,000 satellites to be launched this decade — most with a high replacement rate

TERRAN ORBITAL™
(1) Backlog and gross pipeline as of 6/30/2022

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Design, build and operate space-based solutions Terran Orbital is a Market Leader in Satellite Solutions Vertically integrated end-to-end satellite solutions provider LAUNCH SUPPORT Design and build of satellite deployment systems Launch integration and brokering MISSION OPERATIONS Satellite flight operations through entire lifecycle State-of-the-art Mission Operations Center (MOC) Integrated ground communications network DATA-AS-A-SERVICE Earth observation solutions plans to provide near-persistent Earth coverage and near-real-time data, products, and services DESIGN & PROTOTYPING Development of solutions to meet customer mission requirements ARCHITECTURE DEFINITION Engineering services to uncover opportunities, anticipate challenges and improve efficiencies MANUFACTURE, INTEGRATE, TEST Design, manufacture and assembly of small satellites

Vertically Integrated Manufacturer Over 85% of satellite components are designed and produced in-house 85% of components designed & produced in-house Bus panels Flight computers and software GPS modules Star trackers Radios and RF antennas Battery modules / power systems Torque rods Reaction wheels SAR processors

10+ Year Operating Track Record and Flight Heritage Proven track record of execution and innovation and long-standing space industry relationships Space-Proven Technology >65 Space-Qualified Modules & Devices Unrivaled Flight Heritage 80 Missions Supported Over Past Decade History of Mission Success >200 Satellite Launch Services to the DoD & NASA Defense & Intelligence, Civil, And Commercial Customers

Lockheed Martin Strategic Cooperation Agreement (SCA) Heritage and solutions validated by relationship with world’s largest defense prime Initiated in 2017 and recently extended into 2031 Teaming, project collaboration, and SAR processing Bus size has expanded: 150kg → 300kg → 500kg 9 active programs; ~$180m of backlog TRANCHE 0 Beyond-Line-Of-Sight Targeting and Communications Satellites

Mission Mix Highlights Diverse Capabilities Ground-breaking achievements delivered in 2022 in each channel Transport Layer Tranche 0 Enabling global communications for national defense Defense & Intelligence Commercial CENTAURI Providing intelligence for new energy exploration CAPSTONE Testing never-before-used lunar orbit for future use by NASA’s Lunar Space Station Civil Government

SPACE DEVELOPMENT AGENCY Delivering 10 satellites for the Tranche 0 of the Transport Layer in 2022 Awarded contract in 2022 to deliver 42 additional satellites in 2023-24 for Tranche 1 ILLUSTRATIVE MISSION

CAPSTONE for NASA Artemis Program CAPSTONE was launched in July 2022 and is testing a low-energy path to the moon and a never-before-used lunar orbit… …as part of NASA’s preparation for humanity’s return to the moon in 2025 ILLUSTRATIVE MISSION

ILLUSTRATIVE MISSION Centauri for Fleet Space Technologies Six nanosatellites delivered to company to support commercial energy exploration

Market Opportunity

Technological advancements enabling new applications and improved economics Launch costs and frequency have increased accessibility of space New solutions delivered in months for millions vs. years and billions Space Market is Experiencing Exponential Growth Source: Terran Orbital Management & Wall Street Analyst Estimates Satellites in Operation Drivers of New Space Revolution Small satellite revolution is being driven by technology advances and lower launch costs 30% CAGR

U.S. D&I Spend on Space is Rapidly Accelerating Increasing focus on resilience, speed and cost and reliance on commercial providers Source: U.S. DoD Budget Requests, Program Acquisition Cost by Weapon System Space Based Systems Annual Budget Request ($Bn) “I will not support buying big satellites that make juicy targets” STRATCOM Gen. John Hyten, November 18, 2017 “SDA values speed and lowers costs by harnessing commercial development to achieve a proliferated architecture and enhance resilience. SDA will deliver a minimum viable product – on time, every two years by employing spiral development.” Space Development Agency (SDA) About Us 2020-21 “We need more smaller, easier to defend satellites that have redundancy. That’s the biggest priority for me within the Space Force budget” HASC Chairman Adam Smith (D-Wash), June 29, 2021

“We’re not going to pick winners. The winners are going to deliver” SDA Notional Constellation Architecture Awards 10 satellites for Transport Layer Tranche 0 (Aug 2020) 42 satellites for Transport Layer Tranche 1 (Feb 2022) Deliveries First satellites for Transport Layer Tranche 0 in May 2022; on track for all 10 Tranche 0 satellites in 2022 Space Development Agency Ramping Satellite Constellations Terran Orbital’s SDA Milestones Source: Space Development agency

Small Satellite Launches Set to Accelerate Market is at inflection point reflecting wholesale implementation of proliferated constellations 2018 2030E Source: BIS Research Small Satellite Launches Worldwide in 2018 and 2030, by Application Sector +605% +347% +204%

Strategy & Execution

Revenue Pipeline Supports Strong Growth Outlook ~$16Bn revenue pipeline $16 billion pipeline >140 project opportunities Diverse mix of revenue opportunities Pipeline diversified across >140 projects we are actively bidding on

Strong Business Momentum Backlog at Quarter-End Recent Notable Awards 42 satellites for Space Development Agency’s Transport Layer Tranche 1, subcontracted from Lockheed Martin 3 microsatellites for Lockheed Martin, including launch procurement, integration, and mission operations National Reconnaissance Office award for commercial space radar ~90% of backlog expected to be converted to revenue by YE 2023 Backlog has increased by >200% since the end of 2021

Backlog Conversion is Driving Revenue Revenue ($ millions) LTM Customer Distribution +127% growth in revenue year-over-year in 2022-Q2

Satellite Constellations Are a Recurring Revenue Opportunity Significant opportunity to capture market share as space industry develops Prototypes (1-3 sats) 3- to 5-year useful life means 20%+ of constellation being replaced each year in steady state Constellations (10’s to 100’s of sats) Replacements 1x 5x 100x Phase 0 (Years 1-2) Phase 1 (Years 3-4) Phase 2 (Years 5-6) Phase 3 (Steady State) 100x New Satellites Operating Satellites Replacement Satellites Notional Constellation Roll-out

Scaling Production to Grow Revenue Manufacturing Footprint (square feet) Currently scaling production to 250 satellites per year with existing facilities Growth in Headcount ~250k ft2 total office and production facilities today Up from ~60k ft2 at beginning of 2021 ~400 global employees today +170% since beginning of 2021

Outlook & Conclusions Exponential space industry growth is just beginning Terran Orbital is optimizing and scaling its core manufacturing business We are executing some of the world’s most important new space projects A large and diverse pipeline supports continued backlog growth Space is at an inflection point with the proliferation of small satellite constellations 1 2 3 4 5 6 We are focused on high ROI activities and well positioned to create value for our stakeholders

NYSE: LLAP www.terranorbital.com investors@terranorbital.com Thank you

Capitalization & Liquidity Announced in 7/2022 a $100 MM equity line of credit (ATM-like program) with B. Riley Securities 24-month program with flexibility to issue equity up to 30% of market volume at 97% of VWAP $62.3 MM cash on hand at 6/30/22 Capitalization: Original $30 MM obligation payable quarterly in 16 equal installments, with the first year’s payments to be made in cash and the remaining payments in cash or equity at the Company’s option. Potential dilution estimated at 6/30/22. Includes RSUs that have vested but not settled into common shares. Includes 8.3 MM FP Combination Warrants redeemable at the option of Francisco Partners for $25 MM on 3/25/2024 27

Historical statements of operations

Historical balance sheets

Non-GAAP Financial Measures This Presentation includes non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted EBITDA, that have not been prepared in accordance with GAAP. These non-GAAP measures may be different from non-GAAP measures made by other companies. These measures may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income or other measures of financial performance or liquidity under GAAP. The detailed reconciliation of these non-GAAP financial measures to comparable GAAP financial measures for the periods presented can be found in the Appendix. Adjusted Gross Profit We believe that the presentation of Adjusted Gross Profit is appropriate to provide additional information to investors about our gross profit adjusted for certain non-cash items. Further, we believe Adjusted Gross Profit provides a meaningful measure of operating profitability because we use it for evaluating our business performance, making budgeting decisions, and comparing our performance against that of other peer companies using similar measures. We define Adjusted Gross Profit as gross profit or loss adjusted for (i) share-based compensation expense included in cost of sales and (ii) depreciation and amortization included in cost of sales. There are material limitations to using Adjusted Gross Profit. Adjusted Gross Profit does not take into account all items which directly affect our gross profit or loss. These limitations are best addressed by considering the economic effects of the excluded items independently and by considering Adjusted Gross Profit in conjunction with gross profit or loss as calculated in accordance with GAAP. Adjusted EBITDA We believe that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors about our operating profitability adjusted for certain non-cash items, non-routine items that we do not expect to continue at the same level in the future, as well as other items that are not core to our operations. Further, we believe Adjusted EBITDA provides a meaningful measure of operating profitability because we use it for evaluating our business performance, making budgeting decisions, and comparing our performance against that of other peer companies using similar measures. We define Adjusted EBITDA as net income or loss adjusted for (i) interest, (ii) taxes, (iii) depreciation and amortization, (iv) share-based compensation expense, (v) loss on extinguishment of debt, (vi) change in fair value of warrant and derivative liabilities, and (vii) other non-recurring and/or non-cash items. There are material limitations to using Adjusted EBITDA. Adjusted EBITDA does not take into account certain significant items, including depreciation and amortization, interest, taxes, and other adjustments which directly affect our net income or loss. These limitations are best addressed by considering the economic effects of the excluded items independently and by considering Adjusted EBITDA in conjunction with net income or loss as calculated in accordance with GAAP.

Financial summary / non-GAAP measures